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ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS
SERVICER
MONTHLY SERVICER
CERTIFICATE

COLLECTION PERIOD:                         December 1, 1999 - December 31, 1999

SETTLEMENT                                  18-Jan-00
DATE:

A SERIES INFORMATION

       ADVANTA LEASING RECEIVABLES CORP VIII AND
       ADVANTA LEASING RECEIVABLES CORP IX
       EQUIPMENT RECEIVABLES
       ASSET-BACKED NOTES,
       SERIES 1999-1
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I SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

    (a.)  Beginning Aggregate Contract Principal Balance .............................................    $87,642,007.74
                                                                                                          --------------

    (b.)  Contract Principal Balance of all Collections allocable to Contracts .......................    $ 5,182,472.17
                                                                                                          --------------

    (c.)  Contract Principal Balance of Charged-Off Contracts ........................................    $   278,923.96
                                                                                                          --------------
    (e.)  Ending Aggregate Contract Principal Balance of all Contracts as of this
          Settlement Date ............................................................................    $82,180,611.61
                                                                                                          --------------


        BALANCES ON THIS SETTLEMENT DATE

    (d.)  Class A Principal Balance as of this
      Settlement Date (Class A Note Factor)       0.7134782 .......................................       $70,545,963.79
                                                  ---------                                               --------------
    (e1.) Ending Class A-1 Principal Balance      0.4437376 ........................$22,599,328.79
                                                  ---------                         --------------

    (e2.) Ending Class A-2 Principal Balance      1.0000000 ........................$38,500,927.00
                                                  ---------                         --------------


    (e3.) Ending Class A-3 Principal Balance      1.0000000 ........................$ 9,445,708.00
                                                  ---------                         --------------


    (f.)  Ending Class B Principal Balance as of this
      Settlement Date (Class B Note Factor)       1.0000000 .................................             $11,599,991.00
                                                  ---------                                               --------------


II  COMPLIANCE RATIOS

    (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts ......................            $90,278,038.97
                                                                                                          --------------

    (b.)  CBR of Contracts 1-30 days delinquent ..............................................            $ 9,926,050.57
                                                                                                          --------------

    (c.)  % of Delinquent Contracts 1-30 days as of the related Calculation Date .............                    10.99%
                                                                                                          --------------

    (d.)  CBR of Contracts 31-60 days delinquent .............................................            $ 4,621,415.28
                                                                                                          --------------

    (e.)  % of Delinquent Contracts 31-60 days as of the related Calculation Date ............                     5.12%
                                                                                                          --------------

    (f.)  CBR of Contracts 61-90 days delinquent .............................................            $ 2,242,410.05
                                                                                                          --------------

    (g.)  % of Delinquent Contracts 61-90 days as of the related Calculation Date ............                     2.48%
                                                                                                          --------------

    (h.)  CBR of Contracts 91-120 days delinquent ............................................            $ 1,386,650.28
                                                                                                          --------------

    (i.)  % of Delinquent Contracts 91-120 days as of the related Calculation Date  ..........                      1.54%
                                                                                                          --------------


   (j1.)  % of Delinquent Contracts 31 days or more as of the related Calculation Date ......                      9.14%
                                                                                                          --------------

   (j2.)  Month 2:Nov-99 ....................................................................                      8.48%
                                                                                                          --------------

   (j3.)  Month 3:Oct-99 ....................................................................                      8.38%
                                                                                                          --------------

   (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more .............                      8.67%
                                                                                                          --------------

   (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360) ............                      2.92%
                                                                                                          --------------

   (k2.)  Month 2:Nov-99 ....................................................................                      3.08%
                                                                                                          --------------

   (k3.)  Month 3:Oct-99 ....................................................................                      1.76%
                                                                                                          --------------

   (k4.)  Three month rolling average % for Defaulted Contracts .............................                      2.59
                                                                                                          --------------

          Does the Cumulative Loss % exceed..................................................
   (l1.)  The Loss Trigger Level % from Beginning Period to and including 12th
          Collection Period ?  Y or N .......................................................                        NO
                                                                                                          --------------

  (l2.)  The Loss Trigger Level % from 13th Collection Period to and including 24th
         Collection Period ? Y or N ........................................................                        n/a
                                                                                                          --------------

  (l3.)  The Loss Trigger Level % from 25th Collection Period and thereafter ? Y or N ......                        n/a
                                                                                                          --------------

  (m1.)  Residual Realization for the related Collection Period ............................                     130.05%
                                                                                                          --------------

  (m2.)  Month 2:Nov-99 ....................................................................                     123.77%
                                                                                                          --------------

  (m3.)  Month 3:Oct-99 ....................................................................                     132.25%
                                                                                                          --------------

  (m4.)  Three month rolling average Residual Realization Ratio ............................                     128.69%
                                                                                                          --------------

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

   (n.)  Does the three month rolling Residual Realization ratio exceed 100% Y or N ........................             YES
                                                                                                              --------------

III. FLOW OF FUNDS
     (1.)  The amount on deposit in Available Funds ........................................................    6,061,841.50
                                                                                                              --------------

     (2.)  The prepayment amounts deposited, if any, by the Issuers' to the Collection Account for removal of
           defaulted contracts .............................................................................  $     --
                                                                                                              -------------


     (3.)  Total deposits in the Collection Account to be used as available funds on this Payment Date......   $6,061,841.50
                                                                                                              --------------


     (a.)  To the Servicer, Unrecoverable Servicer Advances/Initial Unpaid Balance .........................    $   5,970.34
                                                                                                              --------------

     (b.)  To the Servicer, the Servicing Fee and miscellaneous amounts, if any ...........................     $  73,035.01
                                                                                                              --------------


         To Series 1999-1 Noteholders:

     (c.)  To Class A, the total Class A Note Interest and Class A Overdue Interest for
           the related period .......................................................................   $  420,177.60
                                                                                                        -------------

               Interest on Class A-1 Notes ...........................................$  152,826.32
                                                                                      -------------
               Interest on Class A-2 Notes ...........................................$  213,038.46
                                                                                      -------------
               Interest on Class A-3 Notes ...........................................$   54,312.82
                                                                                      -------------
    (d.) Interest on Class B Notes for the related period ..........................................    $   70,276.61
                                                                                                        -------------




    (e.) To Series 1999-1Noteholders:

         To Class A, the total applicable Principal Payment ...................................................        $5,461,396.13
                                                                                                                       -------------
                         Principal Payment to Class A-1 Noteholders ..........................     $5,461,396.13
                                                                                                   -------------

                         Principal Payment to Class A-2 Noteholders ..........................     $           -
                                                                                                   -------------

                         Principal Payment to Class A-3 Noteholders ..........................     $           -
                                                                                                   -------------

         To Class B for applicable Principal Payment to the extent of the Class B Floor ...........................    $          -
                                                                                                                       -------------
    (f.)   To the Reserve Account :

           The amount needed to increase the amount in the Reserve Account to the
           Required Reserve .....................................................................................      $   30,985.81
                                                                                                                       -------------
    (g.)   Upon the occurrence of a Residual Event      the lesser of:

       (A) the remaining Available Funds and ..............................................         $           -
                                                                                                    -------------
       (B) the aggregate amount of Residual Receipts included in Available Funds ..........         $           -
                                                                                                    -------------
           To be deposited to the Residual Account ..............................................................      $           -
                                                                                                                       -------------

    (h.) To the Issuers, as owner of the Pledged Assets, any remaining Available Funds
         on deposit in the Collection Account (the "Issuers'Interest") ........................................        $        0.00
                                                                                                                       -------------

IV. SERVICER ADVANCES

    (a.)  Aggregate amount of Servicer Advances at the beginning of the Collection Period ........................    $ 1,728,274.84
                                                                                                                       -------------

    (b.)  Servicer Advances reimbursed during the Collection Period ..............................................    $   34,025.93
                                                                                                                       -------------

    (c.)  Amount of unreimbursed Service Advances to be reimbursed on the Settlement Date ........................    $        --
                                                                                                                       -------------

    (d.)  Servicer Advances made during the related Collection Period ............................................    $   67,556.91
                                                                                                                       -------------

    (e.)  Aggregate amount of Servicer Advances at the end
          of the Collection Period ................................................................................    $1,761,805.82
                                                                                                                       -------------

    (f.)  Amount of delinquent Scheduled Payments for
          which Servicer Advances were not made ..................................................................    $        --
                                                                                                                       -------------


V.   RESERVE ACCOUNT
    (a.)  Amount on deposit at the beginning of the related Collection Period ..............................           $1,602,174.24
                                                                                                                       -------------
    (b.)  Amount of interest earnings reinvested for the related Monthly Period ............................           $    7,728.31
                                                                                                                       -------------
    (c.)  Amounts used to cover shortfalls, if any,  for the related Collection Period .....................           $        --
                                                                                                                       -------------
    (d.)  Amounts transferred from the Collection Account, if applicable ...................................           $   30,985.81
                                                                                                                       -------------
    (e.)  Balance remaining before calculating Required Reserve Amount .....................................           $1,640,888.36
                                                                                                                       -------------

    (f.)  Required Reserve Amount needed as of the related Collection Period ................................          $4,107,297.74
                                                                                                                       -------------

    (g1.) If (d) above is greater than (e), then excess amount to be transferred to the Series Obligors ......         $        --
                                                                                                                       -------------
    (g2.) If (e) is greater than (d), then amount of shortfall ..............................................          $2,466,409.37
                                                                                                                       -------------

    (h.)  Amounts on deposit at the end of the related Collection Period (e minus g1)  ......................          $1,640,888.36
                                                                                                                       -------------

    (i.)  Is the Required Reserve Amount equal to the balance in the Reserve Account
          as of the related Collection period ? Y or N ......................................................              NO
                                                                                                                       -------------
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
VI.  RESIDUAL ACCOUNT
    (a.)  Amount on deposit at the beginning of the related Collection Period .....................................    $     --
                                                                                                                       -------------

    (b.)  Amounts transferred from the Collection Account .........................................................    $     --
                                                                                                                       -------------

    (c.)  Amounts used to cover shortfalls for the related Collection Period ......................................    $     --
                                                                                                                       -------------

    (d.)  Amount on deposit at the end of the related Collection Period ...........................................    $     --
                                                                                                                       -------------

VII. ADVANCE PAYMENTS
 (a.)  Beginning aggregate Advance Payments .......................................................................    $  988,109.01
                                                                                                                       -------------

 (b.)  Add:  Amount of Advance Payments collected during the related Collection Period ............................    $  697,969.65
                                                                                                                       -------------

 (c.)  Add:  Investment earnings for the related  Collection Period ...............................................    $        --
                                                                                                                       -------------

 (d.)  Less: Amount of Advance Payments withdrawn for deposit into Facility Account ...............................    $  669,527.02
                                                                                                                       -------------

 (e.)  Ending aggregate Advance Payments ..........................................................................    $1,016,551.64
                                                                                                                       -------------
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     ADVANTA BUSINESS SERVICES  CORP.,AS SERVICER

     BY:     /s/ John Paris

     TITLE:  Sr. Vice President

     DATE:   12-Jan-00


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